As filed with the Securities and Exchange Commission on August 2, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT - AUGUST 2, 1999


Commission       Registrant, State of Incorporation      I.R.S. Employer
File Number      Address and Telephone Number           Identification No.
-----------      -------------------------------------  ------------------

0-25595          NIAGARA MOHAWK HOLDINGS, INC           16-1549726
                 (a New York corporation)
                 300 Erie Boulevard West
                 Syracuse, New York 13202
                 Telephone (315) 474-1511

     1-2987      NIAGARA MOHAWK POWER CORPORATION.      15-0265555
                 (a New York corporation)
                 300 Erie Boulevard West
                 Syracuse, New York 13202
                 Telephone (315) 474-1511

Item 5.  Other Events
---------------------

(a) On July 29, 1999, Niagara Mohawk Holdings, Inc. issued a press release relating to its second quarter earnings for 1999. See attached Exhibit No. 99-1.

(b) On July 29, 1999, Niagara Mohawk Holdings, Inc. issued a press release relating to program to repurchase common stock and redeem $520 million debt. See attached Exhibit No. 99-2.

(c) On August 2, 1999, Niagara Mohawk Power Corporation issued a press release relating to the closing of the sale of its hydro generating assets
  .  See attached Exhibit No. 99-3.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 99-1 - Press release of Niagara Mohawk Holdings, Inc. issued on July 29, 1999 relating to its second quarter earnings for 1999.

     Exhibit No. 99-2 - Press release of Niagara Mohawk Holdings, Inc. issued on July 29, 1999 relating to program to repurchase common stock and redeem $520 million debt.

     Exhibit No. 99-3 - Press release of Niagara Mohawk Power Corporation issued on August 2, 1999 relating to the closing of the sale of its hydro generating assets.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                    NIAGARA MOHAWK HOLDINGS, INC.
                                    -----------------------------
                                           (Registrant)



Date: August 2, 1999             By  /s/Steven W. Tasker
                                     ----------------------------
                                     Steven W. Tasker
                                     Vice President-Controller and
                                     Principal Accounting Officer,
                                     in his respective capacities
                                     as such


                                    NIAGARA MOHAWK POWER CORPORATION
                                    --------------------------------
                                           (Registrant)



Date:  August 2, 1999            By  /s/Steven W. Tasker
                                     ---------------------------
                                     Steven W. Tasker
                                     Vice President-Controller and
                                     Principal Accounting Officer,
                                     in his respective capacities
                                     as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form
 8-K.

Exhibit No. 99-1 - Press release of Niagara Mohawk Holdings, Inc. issued on July 29, 1999 relating to its second quarter earnings for 1999.

Exhibit No. 99-2 - Press release of Niagara Mohawk Holdings, Inc. issued on July 29, 1999 relating to program to repurchase common stock and redeem $520 million debt.

Exhibit No. 99-3 - Press release of Niagara Mohawk Power Corporation issued on August 2, 1999 relating to the closing of the sale of its hydro generating assets.